MEMORANDUM OF CHANGES

                       VAN KAMPEN UNITS TRUSTS, SERIES 786


   The Prospectus filed with Amendment No. 2 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 786 on August 21, 2008. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

   Front Cover Page. The date of the Prospectus has been completed and the preliminary prospectus disclosure has been removed. Also, the words "and individual equity securities" have been removed to reflect the fact that this Portfolio will not contain any individual equity securities.

   Ibbotson Alternatives Allocation Portfolio - Principal Investment Strategy. In the first paragraph of the section entitled "Principal Investment Strategy," we have changed the word "and" to "or," which preceded the words "individual equity securities," to reflect the fact that this Portfolio will not contain any individual equity securities. In the seventh paragraph of this section, the percentage of funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

   The "Fee Table," "Example," and "Essential Information" sections have been completed.

   The "Portfolio" page and notes thereto have been completed.

   The "Report of Independent Registered Public Accounting Firm" page has been completed.

   The "Statement of Condition" page has been completed.

   Public Offering-Unit Distribution. In the second paragraph, the deal concession amounts have been revised.

   Back Cover Page. The date of the Prospectus has been completed.